





Silverleaf Resorts, Inc.

Investor Presentation

AMEX: SVL

September 2006

Legal Disclaimer

Certain statements in the following presentation regarding Silverleaf Resorts, Inc.'s business operations may constitute "forward looking statements" as defined by the Securities and Exchange Commission ("SEC"). Such statements are not historical facts, but are predictions about the future, which inherently involve risks and uncertainties, and these risks and uncertainties, could cause our actual results to differ from those contained in the forward looking statement. All statements, trend analyses and other information relative to the market for our products, remaining life of project sales, our expected future sales, financial position, operating results and liquidity and capital resources and our business strategy, financial plan and expected capital requirements as well as trends in our operations and results are subject to known and unknown risks, including risks disclosed in our public filings with the SEC.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

Investment Highlights

- $7.9 Billion Domestic Timeshare Market Represents a Significant and Growing Market Opportunity
- Strong Asset Profile with Unique Value Niche Addresses Key Vacation Trends
- Low Cost Timeshare Inventory Creates Competitive Advantage
- Strong and Improving Core Operating Results
- Solid Financial Position and Liquidity
- Multiple Growth Opportunities
- Experienced and Incentivized Management Team

Timeshare Industry Overview

Significant Timeshare Market Opportunity

Timeshare Industry Sales Volume [(1)]


$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Sales Volume (in Billions)
1974
1977
1980
1983
1986
1989
1992
1995
1998
2001
2004
'95 – '04 CAGR: 16%

- $7.9 billion domestic timeshare market is growing rapidly [(1)]
- Proven performance through all economic cycles – over a 40 year history
- Timeshare market remains under-penetrated – 4% penetration in U.S.
- Growing acceptance
  - Expanding demographics in Silverleaf's primary market of 40-59 year olds
  - Larger hotel chains entering the space – improves image of the timeshare industry
  - 3.9 million households in the U.S. own timeshares [(1)]

(1) Source: American Resort Development Association (ARDA) 2005 edition *Financial Performance of the U.S. Timeshare Industry.*

Prominent Timeshare Players

Fairfield Resorts
Four Seasons Hotels and Resorts
Starwood Hotels & Resorts Worldwide, Inc.
Marriott
Silverleaf Resorts, Inc.
Sunterra
Disneyland Resort
Hyatt
Trendwest
Hilton
bluegreen

Wyndham Worldwide = Trendwest + Fairfield Resorts

Key Vacation Trends – U.S. Driving Preferences



500 - 999 Miles
300 - 499 Miles
< 300 Miles
14.1%
85.9%
5.7%
94.3%
3.3%
96.7%
0%
20%
40%
60%
80%
100%
120%
Personal Car
Other

Source: US Department of Transportation, US Bureau of Transportation Statistics, May 2006.

Key Vacation Trends – Business Value Drivers

Key Vacation Trends	Silverleaf's Answer
★ **Value** – when spending vacation dollars	★ Spacious and well appointed units ★ Low Price-Point for First Time Buyer ★ Average "New Unit" sales price was $11,302 in 2005
★ **Variety** – in amenities and activities	★ Country Club-type Membership ★ Extensive Amenity Cores ★ Multiple Resort Locations
★ **Convenience** – shorter, more frequent vacations	★ "Getaway" Locations – Average 1.5 hours from home ★ Silverleaf Plus allows for split weeks and floating time ★ Bonus Time provides 2-3 day getaways
★ **Flexibility** – multiple resort experience	★ Internal Exchange ★ World Exchange - RCI

Silverleaf Resorts, Inc.

High Quality Lodging











Well-Appointed Timeshare Units







Valuable Resort Amenities











Expanding Resort Activities

Grand Opening – Fourth Quarter 2007







Focused Business Model

- **Targeted Sales & Marketing Strategies**
  - Two-step marketing approach
    - New Owners - through on site tours at select resort locations and off site showroom tours
    - Existing Owners/Referrals - 70% of VOI sales
  - Results - lower marketing costs
- **Lower Product Cost through Standardized Product**
  - 17% vs. average of 26.8% for peer group (1)
- **Significant Income Generation through Ownership Financing**
  - Finance approximately 88% of Vacation Interval purchases
  - Portfolio of 30,293 promissory notes totaling $230.5 million as of 12/31/05
    - Average yield of 15.3%; Average cost 8.1%; Attractive spread 7.2%
- **Prudent Risk Management through Improved Underwriting**
  - Sales to new and existing members requires a minimum FICO score or higher down payment
  - Substantial reserve for uncollectible notes
- **Multiple Growth Opportunities**
  - Grow and enhance membership base; Focus on build out of existing resorts; Selective new property acquisition and development

(1) Source: American Resort Development Association (ARDA) 2005 edition *Financial Performance of the U.S. Timeshare Industry*.

Attractive Geographic Footprint & Selection of Resorts

Proximity to Large MSAs



Getaway Resorts

- 7 resorts
- Located near metropolitan areas
- Facilitate more frequent "short-stay" getaways
  - » Growing in popularity as a vacation trend

Destination Locations

- 6 resorts and 1 hotel destination for members
- Located in areas with national tourist appeal
- More upscale vacation alternative
  - » Offers our members a chance to upgrade

★ = Getaway Resorts

★ = Destination Resorts

★ = Destination Hotel

SILVERLEAF RESORTS, INC.

Sales Strategy – "Up-sale"


"Destination" Resorts
Accommodation Types
(e.g. Presidential and Chairman Suites)
Season Upgrade
Multiple Weeks
"Getaway" Resorts
PRODUCT PROFITABILITY

- In 2005, approximately 70% of Vacation Interval sales were from upgrades, second week sales and referral sales to existing owners and their friends
- Benefiting from sales to existing owner base of approximately 94,000 as of 12/31/05
  - Cost of marketing to existing owners is approximately 50% less than marketing to new purchasers

Financial Overview

Continued Momentum – 3-year Financial Highlights

- Demonstrated consistent revenue growth
- Successful sales and marketing initiatives have resulted in significant increase in Vacation Interval sales to both new and existing customers
- Considerable interest income and cash generation through Vacation Interval financing
- Continued improvement in cost structure – sales and marketing expense, cost of sales, estimated receivable reserves, and general and administrative expense
- Improved profitability
- Strengthening financial position

Improved Profitability


Net Income Continuing Operations (000s)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$4,427
$8,092
$13,977
$21,000 - $22,000
$6,753
$12,975
CAGR: 69%
Growth: 92%
FYE December 31,
Six Months Ended June 30,
2003
2004
2005
2006E
2005
2006

Note: CAGR based on midpoint of 2006 guidance reiterated on August 3, 2006.

Financial Position - Capitalization


$300
$250
$200
$150
$100
$50
$0
$ (millions)
$246
$138
Debt
Equity
As of June 30, 2006

- Debt-to-equity ratio of 1.78 to 1
- As of June 30, 2006, SVL had $190 million of unused capacity under multi-year credit facilities
- Completed $128 million term securitization in August 2006, resulting in 79% fixed and 21% floating rate debt

Attractive Valuation


20.0x
16.0x
12.0x
8.0x
4.0x
0.0x
P/E Ratio
6.5x
8.8x
14.8x
16.9x
SVL
BXG
SNRR
WYN

Note: PE Ratio as of 09/01/06. EPS estimates reflect calendar year 2006 consensus estimates from First Call. EPS for Silverleaf based on midpoint of 2006 guidance reiterated on August 3, 2006.

Seasoned Management Team

Officers	*Industry Experience*
Robert E. Mead ***Chairman and Chief Executive Officer***	**25 years**
Sharon K. Brayfield ***President***	**24 years**
David T. O'Connor ***Executive Vice President Sales***	**27 years**
Joe W. Conner ***Chief Operating Officer***	**12 years**
Harry J. White, Jr. ***Chief Financial Officer and Treasurer***	**14 years**
Edward L. Lahart ***Executive Vice President Operations***	**17 years**
Thomas J. Morris ***Senior Vice President Capital Markets***	**11 years**

Why Invest in Silverleaf?

Strong Industry Growth

Attractive Valuation with Growth Opportunities

Strategic Business Model Driving Profitability

Seasoned Management Team

Well-Capitalized with Liquidity to Fund Growth Strategy